AMENDMENT NO. 1 TO AND CONSENT UNDER CREDIT AGREEMENT

     THIS AMENDMENT NO. 1 TO AND CONSENT UNDER CREDIT AGREEMENT (this "Amendment No. 1") is made this 8 day of April, 1999 by and among dELiA*s INC., a Delaware corporation ("dELiA*s") and certain of its subsidiaries listed on the signature pages hereto under the heading "Existing Borrowers" (each, together with dELiA*s, individually and collectively, the "Existing Borrower(s)"); dELiA*s Real Estate Holding Company, a Delaware corporation ("dREHC"); TSI Real Estate Holding Company, a Delaware corporation ("TREHC," together with dREHC, individually and collectively, "Additional Borrower(s)") (Additional Borrowers together with Existing Borrowers, individually and collectively, "Borrower(s)"); iTurf Inc., f/k/a/ dELiA*s Interactive Company, a Delaware corporation ("iTurf"), and FIRST UNION NATIONAL BANK, a national banking association (the "Bank").

                                   BACKGROUND

     Existing Borrowers, iTurf and Bank entered into a Credit Agreement dated December 7, 1998 (as amended hereby and as may be further amended from time to time, the "Credit Agreement") to provide a revolving credit facility for the general corporate purposes of the Borrowers, including working capital, and for the issuance of letters of credit.

     In connection with the simultaneous initial public offering of the shares of common stock of iTurf, a Borrower under the Credit Agreement, Bank has agreed to release iTurf from the Credit Agreement, the Pledge Agreement, the Intellectual Property Security Agreement and the Security Agreement, and Borrowers and Bank have agreed to add two new subsidiaries of dELiA*s as Borrowers under the Credit Agreement, and to make certain other amendments to the Credit Agreement as set forth herein, subject to the terms and conditions hereof.

     In consideration of the foregoing and the promises and the agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Definitions

          a. General Rule. Unless otherwise defined herein, terms used herein which are defined in the Credit Agreement shall have the respective meanings assigned to them in the Credit Agreement.

          b. Additional Definitions. The following definition is hereby added to
     Section 1 of the Credit Agreement to read in its entirety as follows:


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               "dELiA*s and its consolidated Subsidiaries" means dELiA*s and its consolidated Subsidiaries, other than iTurf Inc., f/k/a dELiA*s Interactive Company and any of its Subsidiaries.

               "Amendment No. 1" means Amendment No. 1 to and Consent under Credit Agreement dated April 8, 1999 by and among Borrowers and Bank.

     2. Amendment to Schedule 1 (Borrowers). Schedule 1 to the Credit Agreement (Borrowers) is hereby amended and restated in its entirety as set forth on
Schedule 1 to this Amendment No. 1.

     3. iTurf Releases.

          (a) Subject to the terms and conditions hereof, Bank and Borrowers hereby agree that simultaneously with the effectiveness of the registration statement relating to the initial public offering (the "IPO") of 4,200,000 shares of class A common stock of iTurf Inc. (possibly increasing to 4,830,000 shares of class A common stock if the underwriters of the offering exercise their overallotment option), iTurf shall cease to be a Borrower under the Credit Agreement. As set forth in the Credit Agreement, all Borrowers (which term shall thereafter no longer include iTurf) are and shall remain jointly and severally liable to Bank for all obligations of iTurf and the Borrowers to Bank incurred under the Credit Agreement.

          (b) Paragraph 6.7 of the Credit Agreement prohibits the sale by a Borrower of all or any portion of its assets to a person other than to a Borrower or in the normal and ordinary course of business for value received. In connection with the IPO, TSI Soccer Corporation will sell certain of its assets identified on Exhibit A attached hereto (the "TSI Assets") to iTurf for a purchase price no greater than $100,000 (the "TSI Sale"). The Bank hereby consents to the TSI Sale.

          (c) Pursuant to the Security Agreement and the Intellectual Property Security Agreement, Existing Borrowers and iTurf granted a security interest to Bank in the Collateral (for purposes of this Paragraph, as defined in the Security Agreement) and the Intellectual Property Collateral (as defined in the Intellectual Property Security Agreement), which includes the TSI Assets and any and all assets owned by iTurf (the "iTurf Assets"). Simultaneously with the effectiveness of the registration statement relating to the IPO, Bank hereby releases its security interest in the TSI Assets and the iTurf Assets. Bank will execute and deliver to Borrowers UCC-3 termination statements and any additional documents reasonably requested by Borrowers to effect the release.

          (d) Pursuant to the Pledge Agreement, Existing Borrowers and iTurf pledged, assigned and granted a security interest to Bank in the Collateral (for purposes of this Paragraph, as defined in the Pledge Agreement), which includes without limitation all shares of capital stock and/or other securities of the Subsidiaries of each Existing Borrower. Simultaneously with the effectiveness of the registration statement relating to the IPO, Bank

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     hereby releases the pledge, assignment and security interest in its favor in the shares of capital stock of iTurf and any of its Subsidiaries, whether currently existing or hereafter formed or acquired and will deliver the certificate(s) representing such capital stock to dELiA*s upon the effectiveness of this Amendment No. 1. Schedule A to the Pledge Agreement is hereby amended and restated in its entirety as set forth on Exhibit B to this Amendment No.1.

          (e) Paragraph 6.2 of the Credit Agreement prohibits the Borrowers from agreeing to become liable, directly or indirectly, for any indebtedness or liability of another, whether or not contingent. Simultaneously with the effectiveness of the registration statement relating to the IPO, dELiA*s and iTurf will enter into an Intercompany Indemnification Agreement in the form attached as Exhibit C to this Amendment No. 1 (in such form, the "Indemnification Agreement") whereby dELiA*s will indemnify iTurf for certain losses and third party claims as further described therein. Bank hereby consents to dELiA*s entering into the Indemnification Agreement.

          (f) Paragraph 6.9 of the Credit Agreement prohibits payments of fees to Affiliates of a Borrower other than on terms similar to an arms= length transaction. Simultaneously with the effectiveness of the registration statement relating to the IPO, dELiA*s and certain of its Subsidiaries will enter into certain agreements listed on Exhibit D attached hereto with iTurf and one of its subsidiaries (the "iTurf Agreements"). Bank hereby consents to dELiA*s and certain of its Subsidiaries entering into the iTurf Agreements.

     4. Representations and Warranties. Borrowers, including without limitation the Existing Borrowers and the Additional Borrowers, and iTurf, as applicable, each hereby represent and warrant to Bank as follows:

          a. Representations. Except as provided in Exhibit F to this Amendment No.1 (which amends Exhibit C (Disclosure Pursuant to Representations and Warranties) to the Credit Agreement), the representations and warranties in
     Section 3 of the Credit Agreement are true and correct in all material respects as of the date hereof (including as applied to Additional Borrowers); there is no Event of Default or Default under the Credit Agreement, as amended hereby; and there has been no material adverse change in the financial condition or business of Borrowers (including Additional Borrowers) from the date on which Borrowers last delivered financial statements to Bank.

          b. Power and Authority. Borrowers (including Additional Borrowers) and iTurf each have the power and authority under the laws of each of their states of incorporation or formation and under their articles or certificates of incorporation and bylaws or articles of organization and operating agreements to enter into and perform this Amendment No. 1 and the other documents and agreements required hereunder (collectively, the "Amendment Documents"); all actions (corporate or otherwise) necessary or appropriate for the execution and performance by Borrowers (including Additional Borrowers) and iTurf of the Amendment Documents have been taken; and the Amendment Documents and the Credit Agreement, as amended, each constitute the valid and binding obligations of Borrowers (including Additional Borrowers), and iTurf, as applicable, enforceable in accordance with their respective terms.

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

          c. No Violations of Law or Agreements. The making and performance of the Amendment Documents by Borrowers (including Additional Borrowers) and iTurf will not (i) violate any provisions of any law or regulation, federal, state or local, or the articles or certificates of incorporation or bylaws of any Borrower (including any Additional Borrower) or (ii) result in any breach or violation of, or constitute a default or require the obtaining of any consent under, any agreement or instrument by which any Borrower (including any Additional Borrower), iTurf, or its property may be bound.

     5. Conditions to Effectiveness of Amendment. This Amendment No. 1 shall be effective upon Bank=s receipt of the following documents, each in form and substance satisfactory to Bank:

          a. Amendment No. 1. This Amendment No. 1 duly executed by Borrowers, iTurf and Bank.

          b. Officer=s Certificate. A certificate from the Chief Financial Officer of dELiA*s certifying as to various matters relating to and the effectiveness of the registration statement relating to the IPO.

          c. Joinder to Promissory Note. The Joinder to Promissory Note, duly executed by Additional Borrowers, in the form of Exhibit E attached hereto.

          d. Opinion of Counsel. An opinion of counsel to Additional Borrowers in form and substance satisfactory to Bank.

          e. Authorization Documents. A certificate of the secretary of each Additional Borrower attaching and certifying as to (i) the certificate or articles of incorporation and bylaws of such Additional Borrower; (ii) resolutions or other evidence of authorization by the board of directors of each Additional Borrower authorizing its execution and full performance of this Amendment No. 1, the other Amendment Documents and all other documents and actions required hereunder; and (iii) an incumbency certificate setting forth the name, title and specimen signature of each officer of such Additional Borrower who is authorized to execute the Amendment Documents on behalf of such Additional Borrower.

          f. UCC-1 Financing Statements. Such additional financing statements (duly executed by Additional Borrowers as debtor) as are necessary or, in the opinion of Bank desirable, to perfect or continue to perfect the security interests granted by the Security Agreement, Intellectual Property Security Agreement and Pledge Agreement.

          g. Other Documents. Such additional documents as Bank may reasonably request.

     6. Joinder of Additional Borrowers. Each Additional Borrower is hereby made a Borrower under the Credit Agreement, and in furtherance thereof:

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

          a. Each Additional Borrower hereby expressly agrees that it shall be bound by all terms and conditions of the Credit Agreement and shall be liable, jointly and severally with the Existing Borrowers, for all indebtedness and obligations thereunder and under the Note and the other Loan Documents.

          b. Each Additional Borrower hereby expressly agrees that it shall be bound by all terms and conditions of the Security Agreement, the Intellectual Property Security Agreement, the Pledge Agreement, the Master L/C Agreement, the Electronic L/C Agreement and all other Loan Documents. Each Additional Borrower hereby grants to Bank a security interest in all the Collateral and any part thereof as security for the payment of all Liabilities and Obligations (as such terms are defined in the Security Agreement and the Pledge Agreement respectively) and a security interest in all the Intellectual Property Collateral and any part thereof as security for the payment of all Debtor=s Obligations (as such terms are defined in the Intellectual Property Security Agreement).

          c. dELiA*s hereby expressly agrees to be bound by all the terms and conditions of the Pledge Agreement with respect to each Additional Borrower and pledges to Bank a security interest in all shares of capital stock and/or other securities of each Additional Borrower in accordance with and under the terms of the Pledge Agreement. Schedule A to the Pledge Agreement is hereby amended and restated in its entirety as set forth on Exhibit B to this Amendment No. 1.

     7. Affirmations. Borrowers (including Additional Borrowers) hereby: (i) affirm all the provisions of the Credit Agreement, as amended by this Amendment No. 1, and (ii) agree that the terms and conditions of the Credit Agreement shall continue in full force and effect as supplemented and amended hereby.

     8. Disclosure. Exhibit C to the Credit Agreement (Disclosure Pursuant to Representations and Warranties) is hereby amended and restated as set forth on Exhibit F to this Amendment No. 1, which, among other things, reflects matters related to the Additional Borrowers.

     9. Bank Certificate. Upon satisfaction of the conditions described in Paragraph 5 hereof, Bank shall deliver a certificate to iTurf certifying that this Amendment No. 1 has become effective.

     10. Miscellaneous.

          a. Borrowers agree to pay or reimburse Bank for all reasonable fees and expenses (including without limitation reasonable fees and expenses of counsel) incurred by Bank in connection with the preparation, execution and delivery of this Amendment No. 1.

          b. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

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

          c. All terms and provisions of this Amendment No. 1 shall be for the benefit of and be binding upon and enforceable by the respective successors and assigns of the parties hereto.

          d. This Amendment No. 1 may be executed in any number of counterparts with the same effect as if all the signatures on such counterparts appeared on one document and each such counterpart shall be deemed an original.

          e. Except as expressly set forth herein, the execution, delivery and performance of this Amendment No. 1 shall not operate as a waiver of any right, power or remedy of Bank under the Credit Agreement and the agreements and documents executed in

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

     connection therewith or constitute a waiver of or consent to any further provision thereof, and the consent granted hereby is limited to the matters set forth herein.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 the day and year first above written.

                                  EXISTING BORROWERS:


                                  dELiA*s INC.

                                  By:      ___________________________
                                           Name:
                                           Title:


                                  dELiA*s DISTRIBUTION COMPANY

                                  By:      ___________________________
                                           Name:
                                           Title:




                                  dELiA*s FOREIGN SALES CORPORATION

                                  By:      ___________________________
                                                    Name:
                                           Title:


                                  dELiA*s OPERATING COMPANY

                                  By:      ______________________________
                                           Name:
                                           Title:




                             [EXECUTIONS CONTINUED]

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



                                  dELiA*s PROPERTIES INC.

                                  By:      ______________________________
                                           Name:
                                           Title:


                                  dELiA*s RETAIL COMPANY

                                  By:      ______________________________
                                           Name:
                                           Title:

                                  SCREEEM! INC.

                                  By:      ______________________________
                                           Name:
                                           Title:


                                  STORYBOOK INC.

                                  By:      ______________________________
                                           Name:
                                           Title:


                                  TSI SOCCER CORPORATION

                                  By:      ______________________________
                                           Name:
                                           Title:


                                  TSI RETAIL COMPANY

                                  By:      ______________________________
                                           Name:
                                           Title:


                             [EXECUTIONS CONTINUED]

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



                                  ADDITIONAL BORROWERS:

                                  dELiA*s REAL ESTATE HOLDING COMPANY

                                  By:      ______________________________
                                           Name:
                                           Title:


                                  TSI REAL ESTATE HOLDING COMPANY

                                  By:      ______________________________
                                           Name:
                                           Title:




                                  BANK:


                                  FIRST UNION NATIONAL BANK

                                  By:      ______________________________
                                           Name:
                                           Title:



ACKNOWLEDGED AND AGREED:

iTURF INC., f/k/a/ dELiA*s INTERACTIVE COMPANY

By:      ______________________________
         Name:
         Title:

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